DECLARATION OF TRUST OF UPRIGHT INVESTMENTS

                                TABLE OF CONTENTS

Article I: The Trust
1.1   Name
1.2   Definitions
1.3   Trust Nature and Purpose

Article II: Shares
2.1   Shares of Beneficial Interest
2.2   Establishment and Abolishment of Series
2.3   Ownership of Share
2.4   Assets and Liabilities of Shares
2.5   Investment in the Trust
2.6   Status of  Share and Limitation of Personal Liability
2.7   No Pre-emptive Rights; Derivative Suits
2.8   Transfer
2.9   Termination of Sales

Article III: Redemptions and Net Asset Value
3.1   Redemption by Shareholder
3.2   Redemption by Trust
3.3   Net Asset Value

Article IV: Trustees
4.1    Management of The Trust
4.2    Number and Qualification
4.3   Term and Election
4.4   Resignation and Removal
4.5   Vacancies and Appointment of Trustees
4.6   Ownership of Assets of the Trust

Article V: Powers of Trustees
5.1   Powers
5.2   Expense
5.3   Action by the Trustees

Article VI: Investment Advisor, Administrator Underwriter, and Transfer Agent
6.1   Investment Advisory and Other Arrangements
6.2   Underwriter, Administrator, and Transfer Agent
6.3   Parties to Contract
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Article VII: Shareholder's Meetings and Voting power
7.1   Meetings
7.2   Voting Powers
7.3   Record Date for Meetings
7.4   Quorum and Required Vote
7.5   Action by Written Consent
7.6   Inspection of Records

Article VIII:  Limitation of Liability and Indemnification
8.1   Limitations of Liability
8.2   Indemnification
8.3   Trustee's Good Faith Action, Expert Advice, No Bind or Surety
8.4   Shareholder
8.5   Liability of Third Persons Dealing with Trustees

Article IX: Duration; Termination of Trust; Amendment; Mergers; Etc.
9.1   Duration
9.2   Termination of Trust
9.3   Amendment Procedure
9.4   Merger, Consolidation and Sale of Assets


Article X: Miscellaneous
10.1  Governing Law
10.2  Counterparts, References, Headings
10.3  Provisions in Conflict with Law or Regulations
10.4  Fiscal Year

                              DECLARATION OF TRUST

                                       OF

                               UPRIGHT INVESTMENTS



          This DECLARATION OF TRUST of UPRIGHT INVESTMENTS is made on the 4th day of March, 1998 by the Trustees hereunder.


         WHEREAS, the Trustees desire to establish a business trust under the law of Delaware for the purpose of carrying on the business of an open-end investment company, and

         WHEREAS, this Trust is authorized to issue its shares of beneficial interest in separate series, all in accordance with the provisions set forth in this Declaration of Trust;

         NOW, THEREFORE, the Trustee hereby declares that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same for the benefit of the holders of interests in the Trust and subject to the following terms and condition.

                              ARTICLE I: THE TRUST

          Section 1.1 Name. This Trust shall be known as "UPRIGHT INVESTMENTS" And the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

          Section 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically proceeded below:

         (a) The "Trust" shall mean the Delaware business trust established by this Declaration of Trust, as amended from time to time;

         (b) "Trustee" or "Trustees" shall mean each signatory to this Declaration of Trust so long as such signatory shall continue in office in accordance with the term hereof, and all other individuals who at the time in question have been duly elected or appointed and qualified in accordance with
Article IV hereof and are then in office;

         (c) The terms "Person," "Commission," "Interested Person," "Principal Underwriter" and "Vote of a Majority of the outstanding Voting Securities" shall have the meanings given them in the 1940 Act;

         (d) "Declaration of Trust" or "Declaration" shall mean this Declaration of Trust as amended or restated from time to time;

         (e) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

         (f)  "Shares"  mean the  shares of  beneficial  interest  described  in
Article II hereof and include fractions of Shares as well as whole Shares;

         (g)  "Shareholder" means a record owner of Shares;

         (h) "Series" shall mean any of the separate series established and designated under or in accordance with the provisions of Article II.

           Section 1.3 Trust Nature and Purpose. The Trust is a business trust of the type referred to in the Delaware Business Trust Act, Chapter 38 of the Delaware Code (the "DBTA") The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or shareholders or any of them for any propose be deemed to be, or be treated in any way whatsoever as through they were, liable or responsible hereunder as partners or joint ventures. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment registered company and provide investors a continuous source of managed investment in securities.

                               ARTICLES II: SHARES

             Section 2.1 Shares of Beneficial Interest.  The beneficial interest in the Trust shall be divided into Shares of one or more separate and distinct Series and/or classes as the Trustees shall from time to time create and establish. Each Share of a Series will represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another.
           The Trustees shall have full power and authority, in their sole discretion and without Shareholder approval, to create and establish any Series by setting the preference. conversion or other rights, voting powers, restrictions, limitations or dividends, and qualifications or terms and conditions of, or rights to require redemption of, any unissued Shares and to take such other action with respect to the Shares as the Trustees deem desirable and which is otherwise in accordance with this Declaration of Trust.
              The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional Shares. The Trustees may from time to time and without shareholder approval divide or combine the Shares of any Series into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series.

           Section 2.2 Establishment and Abolishment of Series. The establishment of any Series shall be effective upon the adoption of a resolution by the Trustees setting forth-such establishment and designating the relative rights and preferences of the Shares of such Series. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish such Series and the establishment and designation thereof.

           Section 2.3 Ownership of Shares. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules, as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the Shareholders of each Series and as to the number of Shares of each Series held from time to time by each Shareholder.

           Section 2.4 Assets and Liabilities of Shares. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to "that Series. In addition, any assets, income, earnings, profits, and proceeds thereof funds or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses. cost, charges or reserves of the Trust which are not readily identifiable as arising from any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable, and shall be referred to as "liabilities belonging to "that Series. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

           Section 2.5 Investment in the Trust. The Trustees may issue Shares on such terms and for such consideration, which may consist of cash, or tangible or intangible property or a combination thereof, as they may from time to time authorize. Such Shares, When so issued, shall be fully paid and non-assessable. Trustees may, in their sole discretion, impose a sales charge upon investment in the Trust.

               Section 2.6 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to neither call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                Section 2.7 No Pre-emptive Rights; Derivative Suits. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any series thereof. No action may be brought by a Shareholder on behalf of the Trust unless Shareholders owning no less than 10% of the then outstanding Shares join in the bringing of such action.

               Section 2.8 Transfer. All Shares of each particular Series shall be transferable.

               Section 2.9 Termination of Sales. The Trustees shall have the authority to terminate the sales of any Series at any time or for such periods as the Trustees may from time to time decide.


                  ARTICLE III: REDEMPTIONS AND NET ASSET VALUE

                    Section 3.1 Redemption by Shareholder. Each Shareholder of Shares of the Trust or any series shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Shares of that series or Trust at a redemption price equal to the net asset value per Shares of the Trust or series next determined in accordance with
Section 3.3 after the Shares are properly tendered for redemption, subject to any contingent deferred sales charge in effect at time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series of which the Shares being redeemed are part of the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Shareholders of Shares of the Trust or series to require the Trust to redeem Shares or the Trust of series during any period or at any time when and to the extent permissible under the 1940 Act.
          The Trust may elect, pursuant to Rule 18f-1 under the 1940 Act, to pay in cash all requests for redemption by any Shareholder, limited in amount with respect to each Shareholder during any ninety-day period to the less of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period.

          Section 3.2 Redemption by Trust. The Trustees may cause the Trust to redeem at net asset value the Shares of any Shareholder in any Series if the net asset value of the Shares in such Series is less than minimum amount as a result of Shareholder redemptions. Maintenance of Shareholder accounts of a minimum amount may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust. No such redemption shall be affected unless the Trust has given the holder at least sixty (60) days notice of its intention to redeem such Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of the holder's Shares in the particular series above minimum amount. Upon redemption of Shares pursuant to this Section, the Trust shall promptly cause payment of the full redemption price to be made to the holder of the Shares so redeemed. The Trust may reject any purchase order, refuse to transfer such Shares and compel redemption of Shares if, in its opinion, any such rejected action would prevent the Trust from becoming a personal holding company as defined by the Internal Revenue Code of 1986, as amended.

          Section 3.3 Net Asset Value. The net asset value per Share of any series shall be (i) in the case of a series whose Shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Shares of that series outstanding, and (ii) in the case of a class of Shares of a series whose Shares are divided into classes, the quotient obtained by dividing the value of the net assets of the that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Shares of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to lime.
          The Net Asset Value per share shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

                              ARTICLE IV: TRUSTEES

              Section 4.1 Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

              Section 4.2 Number and Qualification. The number of Trustees shall initially be four and shall thereafter be fixed from time to time by written instrument signed by majority of the Trustees so fixed then in office, provided, however, that the number of Trustees at a number not less than one nor more than ten, however, that at all times at least forty percent (40%) of Trustees shall not be Interest persons as defined in the 1940 Act. A Trustee shall be an individual at least 21 years of age who is not under legal disability. A Trustee need not be a Shareholder, a citizen of the United States.

          Section 4.3 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the shareholders, shall (except in the event of resignations or removals or vacancies pursuant to Section 4.4 or
4.5 hereof) hold office until the next meeting of shareholders called for the purpose of electing Trustees and the election and qualification of his or her successor.. Beginning with the Trustees elected at the first meeting of Shareholders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 4.4 below.

          Section 4.4 Resignation and Removal. Any Trustee may resign or retire as a Trustee (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee may be removed with or without cause at any time: (1) By written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date upon which such removal shall become effective or (2) by vote of shareholders holding not less than two-thirds of Shares outstanding, cast in person or by proxy at any meeting called for that purpose.
           Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents, as the remaining Trustees shall require as provided in the preceding sentence.

          Section 4.5 Vacancies and Appointment of Trustees. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number or for any other reason exist, the remaining Trustees shall fill such vacancy by appointing such other person as they, in their discretion, shall see fit consistent with the limitations under the 1940 Act. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration.
          The appointment shall be effective upon the written acceptance of the person named therein to serve as a trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy occurring by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of the retirement, resignation or increase in number of Trustees.

          Section 4.6 Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee thereunder by the Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a several ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder of a Portfolio or class of shares of the Trust shall have a proportionate undivided beneficial interest in the assets belonging to the Portfolio or class of shares of the Trust held by the shareholders of such Portfolio or class of shares in the Trust.

                          ARTICLE V: POWERS OF TRUSTEES

                  Section 5.1 Powers. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but subject to the provision of this Declaration or Bylaws of the trust. The Trustees, in all instances, shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees should have all powers necessary or convenient to carry out that responsibility and the purpose of the trust. The trustees may perform all acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. The Trustees shall have power and authority:
         (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees;
         (b) To sell exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

         (c) To borrow money from a bank for temporary or for investment purposes. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, it may pledge securities.
         (d) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;
         (e) To employ a bank or trust company as custodian of any assets of the Trust subject it any conditions set forth in this Declaration of Trust or in the Bylaws, if any;
         (f)To retain a transfer agent and shareholder servicing agent, or both;
         (g) To employ an Investment Advisor or Investment Advisers to perform services pursuant to investment advisory or management contract(s) as hereinafter provided;
         (h) To provide for the distribution of interests of the Trust either through a Principal Underwriter (hereinafter defined) in the manner herein, provided for or by the Trust itself, or both;
          (i) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;
          (j) To set record dates in the manner hereinafter provided for;
          (k) To establish, from time to time, a minimum Share purchase requirement, and to require the redemption of the Shares of any Shareholder whose investment is less than an established minimum selected by the Trustees, upon notice to each such shareholder;
          (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to executive and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;
          (m) To exercise power and rights of subscription or otherwise which in any manner arise out of ownership of securities;
          (n) To hold any security or property in a form not in indicating any trust, whether in bearer, unregistered or other negotiable form, or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards approved by the Trustees;
          (o) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporate nor concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

          (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;
          (q)To enter into joint ventures, general or limited partnerships and any other combination or associations;
          (r) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

          (s) Entirely from Trust property, to purchase and pay for such insurance as they may deem necessary or appropriate for the conduct of the Trust, including, without limitation, insurance policies insuring the assets of the Trust, and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers or managers, Principal Underwriters or independent contractors of the Trust, individually or jointly, against all claims and liabilities of every nature arising by reason of holding, being or having held any Such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, Investment Advisor or manager, Principal Underwriter or independent contractors, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;
          (t) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;
          (u) To adopt Bylaw not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

          Section 5.2 Expense. The Trustees are authorized to pay or cause to be paid all expense, which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration. The Trustees shall be entitled to reasonable compensation from the trust for services as Trustees and may fix the compensation of all officers employees. The Trustee may pay themselves such compensation for special services, including, legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act.) and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

          Section 5.3 Action by the Trustees. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or By- Law, any action to be taken by the Trustees on behalf of the Trust or any series may be taken by a majority of the Trustees present at a meeting of Trustees. The Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at same time. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Any Trustee may call meetings of the Trustees orally or in writing. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone or telegram sent to his home or business address at least 24 hours in advance of the meeting or by written notice mailed to his home or business address at least 72 hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting, either before or after holding the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any trustee their authority to approve particular matters or take particular actions on behalf of the Trust.

                    ARTICLE VI: INVEST ADVISOR, ADMINISTRATOR
                        UNDERWRITER, AND TRANSFER AGENT.


          Section 6.1 Investment Advisor and Other Arrangements. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including transfer and dividend disbursing agency services), underwriter services, fiduciary (including custodian) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the Investment Adviser(s) (subject to such general adopt) to effect on behalf of the Trustees purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust selected by such Investment Adviser without further consultation with the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to instructions or recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.
          The Trustees may, subject to applicable requirements of the 1940 Act, including those relating to shareholder approval, authorize the Investment Adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser, and upon such terms and conditions, as may be agreed upon between the Investment Adviser and any such sub-adviser.
         Upon the termination of any contract with Upright Financial Corp., or any corporation affiliated with Upright Financial Corp., acting as investment adviser or manager, the Trustees are hereby required to promptly change the name of the Trust to a name which does not include " Upright" or any approximation or abbreviation thereof, unless the prior written consent of the Upright Financial Corp. is obtained.

          Section 6.2 Underwriter, Administrator, and Transfer Agent. The Trust may enter into a written contract or contracts with an underwriter or underwriters or a distributor or distributors whereby the Trust may either agree to sell shares to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such shares and with such other provisions as the Trustees may deem reasonable and proper., and the Trustees may in their discretion from time to time enter into transfer agency shareholder service contract(s), and or administration contracts in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

          Section 6.3 Parties to Contract. Any contract or agreement of the character described in Section 6.1 of this Article VI or in the By-Laws of the Trust may be entered into with any Corporation, Firm, Partnership, Trust, or Association, although one or more of the Trustees or officers of the Trust or any Shareholder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered violable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article VI or the By-Laws. Any Trustee or officer of the Trust or any Shareholder may be the other party to contracts or agreements entered into pursuant to Section 6.1; 6.2 hereof or the By-laws of the Trust, and any Trustee or officer of the Trust or any Shareholder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 6.3.


                       ARTICLE: VII SHAREHOLDER'S MEETINGS
                                AND VOTING POWER

          Section 7.1 Meetings. No annual or regular meetings of Shareholders are required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares of the Trust then outstanding. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing by electronic transmission to Shareholder at his or her registered address, at least ten days before such meeting.

          Section 7.2 Voting Powers. The Shareholders shall have power to vote only (I) for the election of Trustees as provided in Article IV Section 4.3 (ii) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iii) with respect to the termination or reorganization of the Trust or any Series to the extent and as provided in Article IX, Section
9.2; 9.4 , and (iv) with respect to any investment advisory contract as contemplated by section 6.1 hereof, (v)with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission(or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter in which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of Shareholders shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenge.

          Section 7.3 Record Date for Meetings. For the purpose if determining the Shareholders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the Shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of record for such purposes.

            Section 7.4 Quorum and Required Vote. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of Trust or the By-Laws.

            Section 7.5 Action by written Consent. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for purposes as a vote taken at a meeting of Shareholders.

          Section 7.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is required for stockholders of a Delaware business corporation under the Delaware General Corporation Law.

                    ARTICLE VIII: LIMITATION OF LIABILITY AND
                                 INDEMNIFICATION

            Section 8.1 Limitation of Liability. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of any Trustee or any other officer, agent, employee or Investment Adviser, Principal Underwriter, transfer agent or custodian of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
          All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust or a Series thereof for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees nor the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

            Section 8.2   Indemnification.
(A)  Subject to the  exceptions  and  limitations  contained  in Section 8.2 (B)
below:
           (I) Every person who is, or has been, a Trustee or officer of the Trust (including person who serve at the Trust's request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered person") shall be indemnified by the Trust or any Series to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with a claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been a Trustee or officer of the Trust, and against amounts paid or incurred by him in the settlement thereof;
           (ii) The words "claim," "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys'fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities; (B) No indemnification shall be provided thereunder to a Covered Person:
           (I) Who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
          (ii)  In  the  event  of  a  settlement,   unless  there  has  been  a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
            (a) By the court or other body approving the settlement; or
            (b) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

            (c) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
           provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.
(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be several, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than Trustees and officers, may be entitled by contract or otherwise under law.
(D) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described subsection (a) of this Section 8.2; provided, however, that either (I) such Covered Person shall have provided appropriate security for such undertaking, or (ii) the Trust shall be insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 8.2.

          Section 8.3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The Exercise by the Trustee of his or her powers and discretions thereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of Judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

            Section 8.4 Shareholder. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor or assigns) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability from the assets belonging to the respective Series. A Series shall, upon request by a Shareholder thereof, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

          Section 8.5. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see t the application of any payments made or property transferred to the Trust or upon its order.


                   ARTICLE IX: DURATION; TERMINATION OF TRUST;
                            AMENDMENT ; MERGERS; ETC.


          Section  9.1  Duration.   The  Trust  created  hereby  shall  continue
perpetually pursuant to Section 3808 of DBTA, unless terminated as provided.

          Section 9.2 Termination of Trust. The Trust may be termination (I) by the affirmative vote of the Shareholders of not less than two-thirds of the Shares in the Trust at any meeting of the Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Shareholders of not less than two-third of such Shares. Upon termination of the Trust thereof, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust in the manner set forth by resolution of the Trustees. The Trustees shall thereafter file a certificate of cancellation in accordance with Section 3010 of the DBTA.

          Section 9.3 Amendment Procedure. The Declaration of Trust may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees.

          Section 9.4 Merger, Consolidation and Sale of Assets. The Trust, or any one or more series, may merger or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Shares Vote of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the Shareholders of not less than 50% of the total Shares of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815(f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the trust if the Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

                            ARTICLE X: MISCELLANEOUS


          Section 10.1 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and /or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA ) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

          Section 10.2 Counterparts, References, Headings. The original or a copy of this Declaration of Trust and of each amendment hereto shall be kept in the office of the Trust where it may be inspected by any shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust thereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Declaration of Trust or any such amendments. In this Declaration of Trust or in any such amendment, references to this Declaration of Trust, and all expressions like "herein, " "hereof "and "thereunder," shall be deemed to refer to this Declaration of Trust as a whole and as amended or affected by any such amendment, and masculine pronouns shall be deemed to include the feminine and the neuter, as the context shall require. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

          Section 10.3   Provisions in Conflict with Law or Regulations.

          (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

            (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

          Section 10.4. Fiscal Year. The fiscal year of the Trust shall end on a date specified by the Trustees; provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

          IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.




/s/ Wellman Wu                                                 February 12, 1998
-------------------------------
    Wellman Wu, Trustee


/s/ Bing B. Chen                                               February 12, 1998
-------------------------------
    Bing B. Chen, Trustee


/s/ David Y.S. Chiueh                                          February 12, 1998
-------------------------------
    David Y.S. Chiueh, Trustee


/s/ Chaur Nan Yeh                                              February 12, 1998
-------------------------------
    Chaur Nan Yeh, Trustee

                                     BY-LAWS
                                       OF
                            UPRIGHT INVESTMENTS TRUST

                                    ARTICLE I
             Agreement and Declaration of Trust and Principal Office

          Section 1.1. Agreement and Declaration of Trust. These By-Laws shall be subject to the Declaration of Trust dated March 4, 1998, as from time to time in effect or supplemented (the "Trust Agreement"), of Upright Investments Trust, the Delaware business trust established by the Trust Agreement (the "Trust").
         Section 1.2. Principal and Registered Offices of the Trust. A registered office of the Trust shall be located in Wilmington, Delaware. The principal office of the Trust shall be located in New Jersey, Livingston.


                                   ARTICLE II
                             Shareholder's Meetings

         Section 2.1. Place if Meeting. All special meetings of the shareholders shall be held at the principal place of business of the Trust or at such other place in the United States as the Trustees may designate.
         Section 2.2. Meetings. A meeting of the shareholders of the Trust shall be held whenever called by the Trustees and whenever election of a Trustee or Trustees by shareholders is required by the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the "1940 Act") for that purpose. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding.
         Section 2.3. Record Dates. For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 nor less than ten days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any such purposes close the register or transfer books for all or any part of such period.

                                   ARTICLE III
                                    Officers

          Section 3.1. Officers. The officers of the Trust shall be a Chairman of the Trustees, a President, a Treasurer, a Secretary and such other officers, including Vice Presidents, if any, as the Trustees from time to time may in their discretion elect. The Trust may also have such agents as the Trustees from time to time in their discretion may appoint. The Chairman of the Trustees shall be a Trustee and may but need not be a shareholder; and any other officer may be but none need be a Trustee or shareholder. Any two or more offices may be held by the same person.
         Section 3.2. Election. The Chairman of the Trustees, the President, the Treasurer and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at any time. Vacancies in any office may be filled at any time in accordance with the Trust Agreement.
         Section 3.3. Tenure. The Chairman of the Trustees, the President, the Treasurer and the Secretary shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees.
          Section 3.4. Resignations and Removals. Any officer of the Trust may resign by filing a written resignation with the President or with the Trustees or with the Secretary, which shall take effect on being so filed at such time as may be therein specified. The Trustees may at any meeting remove any officer.
          Section 3.5. Powers. Subject to the other provisions of these By-Laws, each officer shall have, in addition to the duties and powers herein and in the Trust Agreement set forth, such duties and powers as are commonly incident to the office occupied by him or her as if the Trust were organized as a Delaware Business Trust and such other duties and powers as the Trustees may from time to time designate.
           Section 3.6. Chairman; President. Unless the Trustees otherwise provide, the Chairman of the Trustees, or if there is none, or in the absence of the Chairman, the President shall preside at all meetings of the shareholders and of the Trustees. The President shall be the chief executive officer and, if so designated by the Trustees, the chief financial officer.
           Section 3.7. Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds and securities of the Trust which may come into his hands to such bank or trust company. He shall have the custody of the seal of the Trust. He shall make annual reports in writing of the business conditions of the Trust, which reports shall be preserved upon its records, and he shall furnish such other reports regarding the business and conditions as the Trustees may from time to time require. The Treasurer shall perform such duties additional to the foregoing as the Trustees may from time to time designate.

         Section 3.8. Secretary. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the shareholders at their respective meetings.
         Section 3.9. Vice President. Each Vice President of the Trust shall perform such duties as the Trustees may from time to time designate.


                                   ARTICLE IV
                               Trustees' Meetings

           Section 4.1. Trustees. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out the responsibility, so far as such powers are not inconsistent with applicable law, the Declaration of Trust, or with these By-Laws.
             Section 4.2. Executive and Other Committees. The Trustees may elect from their own number an executive committee to consist of not less than three nor more than five members which shall have the power and duty to conduct the current and ordinary business of the Trust, including the purchase and sale of securities, while the Trustees are not in session, and such other powers and duties as the Trustees may from time to time delegate to such committee. The Trustees may also elect from their own number other committees from time to time, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees.
          Section 4.3. Regular Meeting. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that any Trustee who is absent when such determination is made shall be given notice if the determination.
            Section 4.4. Special Meetings. Special meetings of the Trustees may be held at any time and at any place designated in the call of the meeting when called by the Chairman of the Trustees, the President or the Treasurer or by two or more Trustees, sufficient notice thereof being given to each Trustee by the Secretary or an Assistant Secretary or by the officer of the Trustee of a special meeting.
              Section 4.5. Notice. It shall be sufficient notice to a Trustee of a special meeting to sent notice by mail at least 72 hours or by telegram at least 24 hours before the meeting addressed to the Trustee at his or her usual or last known business or residence address or to given notice to him or her in person or by telephone at least 24 hours before the meeting. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.
          Section 4.6. Quorum. At any meeting of the Trustees a majority of the Trustees then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

         Section 4.7. Special Action. When all the Trustees shall be present at any meeting, however called, or wherever held, or shall assent to the holding of the meeting without notice, or after the meeting shall sign a written assent thereto on the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.
         Section 4.8. Action by Consent. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees meetings, or by telephone meeting. Such consent shall be treated as a vote of the Trustees for all purposes.
         Section 4.9. Participation by Telephone. One or more of the Trustees or of any committee of the Trustees may participate in a meeting thereof by telephone or similar communications equipment, allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.


                                    ARTICLE V
                              Custody of Securities

          Section 5.1. Employment of a Custodian. The Corporation shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities and similar investments owned by the Corporation. The Custodian (and any sub-custodian) shall be a bank having not less than $2,000,000 aggregate capital, surplus and undivided profits and shall be appointed from time to time by the Board of Directors, which shall fix its remuneration.
         Section 5.2. Action Upon Termination of Custodian. Agreement. Upon termination of a Custodian Agreement or inability of the Custodian to continue to serve, the Board of Trustees shall promptly appoint a successor custodian, but in the event that no successor custodian can be found who has the required qualifications and is willing to serve, the Board of Trustees shall call as promptly as possible a special meeting to determine whether the Trust shall function without a custodian or shall be liquidated. If so directed by vote of the Trustees of a majority of the Trust, the Custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.
         Section 5.3. Other Arrangements. The Trust may make such other arrangements for the custody of its assets (including deposit arrangements) as may be required by any applicable law, rule or regulation.

                                   ARTICLE VI
                                     Reports

           Section 6.1. General. The Trustees and officers shall render reports at the time and in the manner required by the Trust Agreement or any applicable law. Officers and Committees shall render such additional reports as they may deem desirable or as may from time to time be required by the Trustees.


                                   ARTICLE VII
                                      Seal

          Section 7.1. General. The seal of the Trust shall be circular in form bearing the inscription, with the word "Delaware", together with the name of the Trust and the year of its organization cut or engraved thereon, but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of , any document, instrument or other paper executed and delivered by or on behalf of the Trust.


                                  ARTICLE VIII
                               Execution of Papers

          Section 8.1. General. Except as the Trustees may generally or in particular cases authorize the execution of documents in some other manner, all deeds, leases, contracts, notes and other obligations made by the Trustees shall be signed by the President, any Vice President, or by the Treasurer and need not bear the seal of the Trust.


                                   ARTICLE IX
                                   Amendments

          Section 9.1. Amendment by Shareholders. New By-Laws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or these By-Laws.
          Section 9.2. Amendment by Trustees. Subject to the right of shareholders as provided in Section 9.1 of this Article to adopt, amend or repeal By-Laws, and except as otherwise provided by applicable law or by the Declaration of Trust, these By-Laws may be adopted, amended, or repealed by the Board of Trustees.
PAGE

                              CERTIFICATE OF TRUST
                                       OF
                            UPRIGHT INVESTMENTS TRUST


          This Certificate of Trust ("Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act ( 12 Del. Code Ann. Tit. 12
Section 3810 et seg.) and sets forth the following:

          1. The name of the trust is: Upright Investments Trust ("Trust").

          2. The business address of the registered office of the Trust and of the registered agent of the Trust is:

                 The Corporation Trust Company
                 Corporation Trust Center
                 1209 Orange Street
                 Wilmington, Delaware 19801

          3. This Certificate is effective upon filing.

          4. The Trust is a Delaware business trust registered under the Investment Company Act of 1940. Notice is hereby given that the Trust shall consist of one or more series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally or any other series.

          IN WITNESS WHEREOF, the undersigned, being the initial Trustees, have executed this Certificate on this 4th day of March , 1998.


                                            /s/ David Y.S. Chiueh
                                                       as
                                                Trustee and not individually


                                            /s/ Chaur Nan Yeh
                                                       as
                                                Trustee and not individually


                                            /s/ Bing B. Chen
                                                       as
                                                Trustee and not individually


                                            /s/ Wellman Wu
                                                       as
                                                Trustee and not individually